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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 1, 2007



                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)



           MICHIGAN                   0-452                       38-1093240
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)



                100 EAST PATTERSON STREET
                    TECUMSEH, MICHIGAN                              49286
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         (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (517) 423-8411



                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 1, 2007, we signed an agreement to sell our Automotive & Specialty business operations to an affiliate of Sun Capital Partners, Inc. for $10 million in cash, subject to customary adjustments at closing. Completion of the transaction is currently expected to occur during the fourth quarter of 2007.


ITEM 2.06  MATERIAL IMPAIRMENTS.

The information in Item 1.01 of this report is incorporated into this Item 2.06 by reference. As a result of signing this agreement, we will reduce the carrying value of the assets held for sale by $26 million to $29 million, to reflect the net proceeds expected to be realized upon consummation of this transaction. None of this charge will result in future cash expenditures.


ITEM 7.01  REGULATION FD DISCLOSURE.

On November 1, 2007, we issued a press release announcing the agreement described in Item 1.01. We are furnishing a copy as an exhibit to this report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is furnished with this report:

     Exhibit No.                Description
     -----------                -----------

        99.1                    Press release issued November 1, 2007


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TECUMSEH PRODUCTS COMPANY


Date: November 7, 2007               By  /s/ James S. Nicholson
                                         ---------------------------------------
                                         James S. Nicholson
                                         Vice President, Treasurer and Chief
                                         Financial Officer


NOTE: The information in Item 7.01 of this report and the related exhibit is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

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                                  EXHIBIT INDEX




     Exhibit No.                Description
     -----------                -----------
        99.1                    Press release issued November 1, 2007